FIRST NILES FINANCIAL, INC.

1999 STOCK OPTION AND INCENTIVE PLAN

INCENTIVE STOCK OPTION AGREEMENT

ISO NO. _____

          This Option is granted on ___________, _____ (the "Grant Date"), by First Niles Financial, Inc., a Delaware corporation (the "Corporation"), to _______________ (the "Optionee"), in accordance with the following terms and conditions:

          1.  Option Grant and Exercise Period.  The Corporation hereby grants to the Optionee an Incentive Stock Option ("Option") to purchase, pursuant to the First Niles Financial, Inc. 1999 Stock Option and Incentive Plan, as the same may be amended from time to time (the "Plan"), and upon the terms and conditions therein and hereinafter set forth, an aggregate of ___ shares (the "Option Shares") of the common stock of the Corporation ("Common Stock") at the price of $______ per share (the "Exercise Price"). A copy of the Plan, as currently in effect, is incorporated herein by reference and is attached to this Award Agreement.

          This Option shall be exercisable only during the period (the "Exercise Period") commencing on the dates set forth in Section 2 below, and ending at 5:00 p.m., Niles, Ohio time, on the date ten years after the Grant Date, such later time and date being hereinafter referred to as the "Expiration Date," subject to earlier expiration in accordance with Section 5 in the event of a Termination of Service. The aggregate Market Value (as determined on the Grant Date) of the Option Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee in any calendar year shall not exceed One Hundred Thousand Dollars ($100,000.00). To the extent that this Option does not qualify as an Incentive Stock Option for any reason, it shall be deemed ab initio to be a Non-Qualified Stock Option.

          2.  Method of Exercise of This Option.  This Option may be exercised during the Exercise Period, with respect to not more than the cumulative number of Option Shares set forth below on or after the dates indicated, by giving written notice to the Corporation as hereinafter provided specifying the number of Option Shares to be purchased.

Cumulative Number of Option Shares Exercisable	Date

The notice of exercise of this Option shall be in the form prescribed by the Committee referred to in Section 3 of the Plan and directed to the address set forth in Section 11 below. The date of exercise is the date on which such notice is received by the Corporation. Such notice shall be accompanied by payment in full of the Exercise Price for the Option Shares to be purchased upon such exercise. Payment shall be made (i) in cash, which may be in the form of a check, money order, cashier's check or certified check, payable to the Corporation, or (ii) by delivering shares of Common Stock already owned by the Optionee having a Market Value equal to the Exercise Price,

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or (iii) a combination of cash and such shares. Promptly after such payment, subject to Section 3 below, the Corporation shall issue and deliver to the Optionee or other person exercising this Option a certificate or certificates representing the shares of Common Stock so purchased, registered in the name of the Optionee (or such other person), or, upon request, in the name of the Optionee (or such other person) and in the name of another in such form of joint ownership as requested by the Optionee (or such other person) pursuant to applicable state law.

          3.  Delivery and Registration of Shares of Common Stock.  The Corporation's obligation to deliver shares of Common Stock hereunder shall, if the Committee so requests, be conditioned upon the Optionee's compliance with the terms and provisions of Section 10 of the Plan.

          4.  Nontransferability of This Option.  This Option may not be assigned, encumbered, transferred, pledged or hypothecated except, in the event of the death of the Optionee, by will or the applicable laws of descent and distribution to the extent provided in Section 5 below. This Option is exercisable during the Optionee's lifetime only by the Optionee or a person acting with the legal authority of the Optionee. The provisions of this Option shall be binding upon, inure to the benefit of and be enforceable by the parties hereto, the successors and assigns of the Corporation and any person acting with the legal authority of the Optionee or to whom this Option is transferred by will or by the laws of descent and distribution.

          5.  Termination of Service or Death of the Optionee.  Except as provided in this Section 5 and notwithstanding any other provision of this Option to the contrary, this Option shall be exercisable only if the Optionee has not incurred a Termination of Service at the time of such exercise.

          If the Optionee incurs a Termination of Service for any reason, excluding death and Termination of Service for Cause, the Optionee may, but only within the period of three months (or one year in the case of disability, as defined in Section 22(e)(3) of the Code) immediately succeeding such Termination of Service and in no event after the Expiration Date, exercise this Option to the extent the Optionee was entitled to exercise this Option on the date of Termination of Service. If the Optionee incurs a Termination of Service for Cause, all rights under this Option shall expire immediately upon the giving to the Optionee of notice of such termination.

          In the event of the death of the Optionee prior to the Optionee's Termination of Service or within three months thereafter, the person or persons to whom the Option has been transferred pursuant to Section 4 may, but only to the extent the Optionee was entitled to exercise this Option on the date of the Optionee's death, exercise this Option at any time within one year following the death of the Optionee, but in no event after the Expiration Date.

          Notwithstanding the foregoing, in the event that the Optionee is employed by the Corporation pursuant to a written employment agreement and such Optionee suffers an Involuntary Termination (as defined in the employment agreement) prior to the date that all of the Options granted to such Optionee pursuant to this Award Agreement become exercisable, then (a) the Optionee's unvested Options on the date of the Optionee's Termination of Service shall nevertheless become exercisable on the date immediately preceding the date of Involuntary Termination of the Optionee, and (b) all exercisable Options granted to such Optionee pursuant to this Award Agreement (inclusive of those

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described in subparagraph (a) of this paragraph when they become exercisable) may be exercised until (x) three months after the date on which all of the Options granted pursuant to this Award Agreement become exercisable or (y) if the Optionee dies prior to the expiration of the three month period set forth in subparagraph (x) of this paragraph, then by the person or persons to whom this Option has been transferred pursuant to Section 4 within one year after the Optionee's date of death, but in either case not later than the Expiration Date.

          Following the death of the Optionee, the Committee may, in its sole discretion, as an alternative means of settlement of this Option, elect to pay to the person to whom this Option is transferred by will or by the laws of descent and distribution, the amount by which the Market Value per share of Common Stock on the date of exercise of this Option shall exceed the Exercise Price for each of the Option Shares, multiplied by the number of Option Shares with respect to which this Option is properly exercised. Any such settlement of this Option shall be considered an exercise of this Option for all purposes of this Option and of the Plan.

          6.  Notice of Sale.  The Optionee or any person to whom the Option Shares shall have been transferred shall promptly give notice to the Corporation in the event of the sale or other disposition of Option Shares within the later of (i) two years from the Grant Date or (ii) one year from the date of exercise of this Option. Such notice shall specify the number of Option Shares sold or otherwise disposed of and be directed to the address set forth in Section 11 below.

          7.  Adjustments for Changes in Capitalization of the Corporation.  In the event of any change in the outstanding shares of Common Stock by reason of any recapitalization, stock split, reverse stock split, stock dividend, reorganization, consolidation, combination or exchange of shares, merger, or any other change in the corporate structure of the Corporation or in the shares of Common Stock, the number and class of shares covered by this Option and the Exercise Price shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

          8.  Effect of Merger or Other Reorganization.  In the event of any merger, consolidation or combination of the Corporation with or into another corporation (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in the outstanding shares of Common Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Optionee shall have the right (subject to the provisions of the Plan and the limitations contained herein), thereafter and during the Exercise Period, to receive upon exercise of this Option an amount equal to the excess of the Market Value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a share of Common Stock over the Exercise Price, multiplied by the number of Option Shares with respect to which this Option shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

          9.  Stockholder Rights Not Granted by This Option.  The Optionee is not entitled by virtue hereof to any rights of a stockholder of the Corporation or to notice of meetings of stockholders or to notice of any other proceedings of the Corporation.

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          10.  Withholding Tax.  Where the Optionee or another person is entitled to receive Option Shares pursuant to the exercise of this Option, the Corporation shall have the right to require the Optionee or such other person to pay to the Corporation the amount of any taxes which the Corporation or any of its Affiliates is required to withhold with respect to such Option Shares, or in lieu thereof, to retain, or sell without notice, a sufficient number of such shares to cover the amount required to be withheld, or, in lieu of any of the foregoing, to withhold a sufficient sum from the Optionee's compensation payable by the Corporation to satisfy the Corporation's tax withholding requirements.

          11.  Notices.  All notices hereunder to the Corporation shall be delivered or mailed to it addressed to the Secretary of First Niles Financial, Inc., 55 N. Main Street, Niles, Ohio 44446. Any notices hereunder to the Optionee shall be delivered personally or mailed to the Optionee's address noted below. Such addresses for the service of notices may be changed at any time provided written notice of the change is furnished in advance to the Corporation or to the Optionee, as the case may be.

          12.  Plan and Plan Interpretations as Controlling.  This Option and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which are controlling. Capitalized terms used herein which are not defined in this Award Agreement shall have the meaning ascribed to such terms in the Plan. All determinations and interpretations made in the discretion of the Committee shall be final and conclusive upon the Optionee or his legal representatives with regard to any question arising hereunder or under the Plan.

          13.  Optionee Service.  Nothing in this Option shall limit the right of the Corporation or any of its Affiliates to terminate the Optionee's service as a director, advisory director, or employee, or otherwise impose upon the Corporation or any of its Affiliates any obligation to employ or accept the services of the Optionee.

          14.   Amendment. The Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of this Award Agreement; provided, however, that the Committee may not amend, alter, suspend, discontinue or terminate any provision hereof which may adversely affect the Optionee without the Optionee's (or his legal representative's) written consent.

          15. Optionee Acceptance.  The Optionee shall signify his acceptance of the terms and conditions of this Option by signing in the space provided below and returning a signed copy hereof to the Corporation at the address set forth in Section 11 above.

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          IN WITNESS WHEREOF, the parties hereto have caused this Award Agreement to be executed as of the date first above written.

FIRST NILES FINANCIAL, INC.
By:
Its:
ACCEPTED:
(Signature)
(Street Address)
(City, State and Zip Code)

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FIRST NILES FINANCIAL, INC.

1999 STOCK OPTION AND INCENTIVE PLAN

INCENTIVE STOCK OPTION AGREEMENT

ISO NO. _____

          This Option is granted on ___________, _____ (the "Grant Date"), by First Niles Financial, Inc., a Delaware corporation (the "Corporation"), to _______________ (the "Optionee"), in accordance with the following terms and conditions:

          1.  Option Grant and Exercise Period.  The Corporation hereby grants to the Optionee an Incentive Stock Option ("Option") to purchase, pursuant to the First Niles Financial, Inc. 1999 Stock Option and Incentive Plan, as the same may be amended from time to time (the "Plan"), and upon the terms and conditions therein and hereinafter set forth, an aggregate of ___ shares (the "Option Shares") of the common stock of the Corporation ("Common Stock") at the price of $______ per share (the "Exercise Price"). A copy of the Plan, as currently in effect, is incorporated herein by reference and is attached to this Award Agreement.

          This Option shall be exercisable only during the period (the "Exercise Period") commencing on the dates set forth in Section 2 below, and ending at 5:00 p.m., Niles, Ohio time, on the date ten years after the Grant Date, such later time and date being hereinafter referred to as the "Expiration Date," subject to earlier expiration in accordance with Section 5 in the event of a Termination of Service. The aggregate Market Value (as determined on the Grant Date) of the Option Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee in any calendar year shall not exceed One Hundred Thousand Dollars ($100,000.00). To the extent that this Option does not qualify as an Incentive Stock Option for any reason, it shall be deemed ab initio to be a Non-Qualified Stock Option.

          2.  Method of Exercise of This Option.  This Option may be exercised during the Exercise Period, with respect to not more than the cumulative number of Option Shares set forth below on or after the dates indicated, by giving written notice to the Corporation as hereinafter provided specifying the number of Option Shares to be purchased.

Cumulative Number of Option Shares Exercisable	Date

The notice of exercise of this Option shall be in the form prescribed by the Committee referred to in Section 3 of the Plan and directed to the address set forth in Section 12 below. The date of exercise is the date on which such notice is received by the Corporation. Such notice shall be accompanied by payment in full of the Exercise Price for the Option Shares to be purchased upon such exercise. Payment shall be made (i) in cash, which may be in the form of a check, money order, cashier's check or certified check, payable to the Corporation, or (ii) by delivering shares of Common Stock already owned by the Optionee having a Market Value equal to the Exercise Price,

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or (iii) a combination of cash and such shares. Promptly after such payment, subject to Section 3 below, the Corporation shall issue and deliver to the Optionee or other person exercising this Option a certificate or certificates representing the shares of Common Stock so purchased, registered in the name of the Optionee (or such other person), or, upon request, in the name of the Optionee (or such other person) and in the name of another in such form of joint ownership as requested by the Optionee (or such other person) pursuant to applicable state law.

          3.  Delivery and Registration of Shares of Common Stock.  The Corporation's obligation to deliver shares of Common Stock hereunder shall, if the Committee so requests, be conditioned upon the Optionee's compliance with the terms and provisions of Section 10 of the Plan.

          4.  Nontransferability of This Option.  This Option may not be assigned, encumbered, transferred, pledged or hypothecated except, in the event of the death of the Optionee, by will or the applicable laws of descent and distribution to the extent provided in Section 5 below. This Option is exercisable during the Optionee's lifetime only by the Optionee or a person acting with the legal authority of the Optionee. The provisions of this Option shall be binding upon, inure to the benefit of and be enforceable by the parties hereto, the successors and assigns of the Corporation and any person acting with the legal authority of the Optionee or to whom this Option is transferred by will or by the laws of descent and distribution.

          5.  Termination of Service or Death of the Optionee.  Except as provided in this Section 5 and Section 9 below, and notwithstanding any other provision of this Option to the contrary, this Option shall be exercisable only if the Optionee has not incurred a Termination of Service at the time of such exercise.

          If the Optionee incurs a Termination of Service for any reason excluding death and Termination of Service for Cause, the Optionee may, but only within the period of three months(or one year in the case of disability, as defined in Section 22(e)(3) of the Code) immediately succeeding such Termination of Service and in no event after the Expiration Date, exercise this Option to the extent the Optionee was entitled to exercise this Option on the date of Termination of Service. If the Optionee incurs a Termination of Service for Cause, all rights under this Option shall expire immediately upon the giving to the Optionee of notice of such termination except as provided in Section 9 below.

          In the event of the death of the Optionee prior to the Optionee's Termination of Service or during the three-month period referred to in the immediately preceding paragraph, the person or persons to whom the Option has been transferred by will or by the laws of descent and distribution may, but only to the extent the Optionee was entitled to exercise this Option on the date of the Optionee's death, exercise this Option at any time within one year following the death of the Optionee, but in no event after the Expiration Date. Following the death of the Optionee, the Committee may, in its sole discretion, as an alternative means of settlement of this Option, elect to pay to the person to whom this Option is transferred by will or by the laws of descent and distribution, the amount by which the Market Value per share of Common Stock on the date of exercise of this Option shall exceed the Exercise Price per Option Share, multiplied by the number of Option Shares with respect to which this Option is properly exercised. Any such settlement of

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this Option shall be considered an exercise of this Option for all purposes of this Option and of the Plan.

          6.  Notice of Sale.  The Optionee or any person to whom the Option Shares shall have been transferred shall promptly give notice to the Corporation in the event of the sale or other disposition of Option Shares within the later of (i) two years from the Grant Date or (ii) one year from the date of exercise of this Option. Such notice shall specify the number of Option Shares sold or otherwise disposed of and be directed to the address set forth in Section 12 below.

          7.  Adjustments for Changes in Capitalization of the Corporation.  In the event of any change in the outstanding shares of Common Stock by reason of any recapitalization, stock split, reverse stock split, stock dividend, reorganization, consolidation, combination or exchange of shares, merger, or any other change in the corporate structure of the Corporation or in the shares of Common Stock, the number and class of shares covered by this Option and the Exercise Price shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

          8.  Effect of Merger or Other Reorganization.  In the event of any merger, consolidation or combination of the Corporation with or into another corporation (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in the outstanding shares of Common Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Optionee shall have the right (subject to the provisions of the Plan and the limitations contained herein), thereafter and during the Exercise Period, to receive upon exercise of this Option an amount equal to the excess of the Market Value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a share of Common Stock over the Exercise Price, multiplied by the number of Option Shares with respect to which this Option shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

          9.  Effect of Change in Control.  If a tender offer or exchange offer for shares of First Niles Financial, Inc. (other than such an offer by the Corporation) is commenced, or if a Change in Control shall occur, and the Optionee thereafter incurs a Termination of Service for any reason whatsoever, this Option shall (to the extent it is not then exercisable) become exercisable in full upon the happening of such events; provided, however, that this Option shall not become exercisable to the extent that it has previously been exercised or otherwise terminated.

          For purposes this agreement, each of the following events shall be deemed a "Change of Control," as follows:

          (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the Corporation may be cast;

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          (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board of Directors of the Corporation; or

          (iii) the stockholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all the assets of the Corporation.

          10.  Stockholder Rights Not Granted by This Option.  The Optionee is not entitled by virtue hereof to any rights of a stockholder of the Corporation or to notice of meetings of stockholders or to notice of any other proceedings of the Corporation.

          11.  Withholding Tax.  Where the Optionee or another person is entitled to receive Option Shares pursuant to the exercise of this Option, the Corporation shall have the right to require the Optionee or such other person to pay to the Corporation the amount of any taxes which the Corporation or any of its Affiliates is required to withhold with respect to such Option Shares, or in lieu thereof, to retain, or sell without notice, a sufficient number of such shares to cover the amount required to be withheld, or, in lieu of any of the foregoing, to withhold a sufficient sum from the Optionee's compensation payable by the Corporation to satisfy the Corporation's tax withholding requirements.

          12.  Notices.  All notices hereunder to the Corporation shall be delivered or mailed to it addressed to the Secretary of First Niles Financial, Inc., 55 N. Main Street, Niles, Ohio 44446. Any notices hereunder to the Optionee shall be delivered personally or mailed to the Optionee's address noted below. Such addresses for the service of notices may be changed at any time provided written notice of the change is furnished in advance to the Corporation or to the Optionee, as the case may be.

          13.  Plan and Plan Interpretations as Controlling.  This Option and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which are controlling. Capitalized terms used herein which are not defined in this Award Agreement shall have the meaning ascribed to such terms in the Plan. All determinations and interpretations made in the discretion of the Committee shall be final and conclusive upon the Optionee or his legal representatives with regard to any question arising hereunder or under the Plan.

          14.  Optionee Service.  Nothing in this Option shall limit the right of the Corporation or any of its Affiliates to terminate the Optionee's service as a director, advisory director, or employee, or otherwise impose upon the Corporation or any of its Affiliates any obligation to employ or accept the services of the Optionee.

          15.   Amendment. The Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of this Award Agreement; provided, however, that the Committee may not amend, alter, suspend, discontinue or terminate any provision hereof which may adversely affect the Optionee without the Optionee's (or his legal representative's) written consent.

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          16. Optionee Acceptance.  The Optionee shall signify his acceptance of the terms and conditions of this Option by signing in the space provided below and returning a signed copy hereof to the Corporation at the address set forth in Section 12 above.

          IN WITNESS WHEREOF, the parties hereto have caused this Award Agreement to be executed as of the date first above written.

FIRST NILES FINANCIAL, INC.
By:
Its:
ACCEPTED:
(Signature)
(Street Address)
(City, State and Zip Code)

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FIRST NILES FINANCIAL, INC.

1999 STOCK OPTION AND INCENTIVE PLAN

NON-QUALIFIED STOCK OPTION AGREEMENT

NQSO NO. ________

          This Option is granted on ________________, _____ (the "Grant Date"), by First Niles Financial, Inc., a Delaware corporation (the "Corporation"), to _________________ (the "Optionee"), in accordance with the following terms and conditions:

          1.  Option Grant and Exercise Period. The Corporation hereby grants to the Optionee a Non-Qualified Stock Option ("Option") to purchase, pursuant to the First Niles Financial, Inc. 1999 Stock Option and Incentive Plan, as the same may be amended from time to time (the "Plan"), and upon the terms and conditions therein and hereinafter set forth, an aggregate of ______ shares (the "Option Shares") of the common stock of the Corporation ("Common Stock") at the price of $______ per share (the "Exercise Price"). A copy of the Plan, as currently in effect, is incorporated herein by reference and is attached to this Award Agreement.

          This Option shall be exercisable only during the period (the "Exercise Period") commencing on the dates set forth in Section 2 below, and ending at 5:00 p.m., Niles, Ohio time, on the date 15 years after the Grant Date, such later time and date being hereinafter referred to as the "Expiration Date," subject to earlier expiration in accordance with Section 5 in the event of a Termination of Service.

          2.  Method of Exercise of This Option. This Option may be exercised during the Exercise Period, with respect to not more than the cumulative number of Option Shares set forth below on or after the dates indicated, by giving written notice to the Corporation as hereinafter provided specifying the number of Option Shares to be purchased.

Cumulative Number of Option Shares Exercisable	Date

The notice of exercise of this Option shall be in the form prescribed by the Committee referred to in Section 3 of the Plan and directed to the address set forth in Section 10 below. The date of exercise is the date on which such notice is received by the Corporation. Such notice shall be accompanied by payment in full of the Exercise Price for the Option Shares to be purchased upon such exercise. Payment shall be made (i) in cash, which may be in the form of a check, money order, cashier's check or certified check, payable to the Corporation, or (ii) by delivering shares of Common Stock already owned by the Optionee having a Market Value equal to the Exercise Price, or (iii) a combination of cash and such shares. Promptly after such payment, subject to Section 3 below, the Corporation shall issue and deliver to the Optionee or other person exercising this Option a certificate or certificates representing the shares of Common Stock so purchased, registered in the name of the Optionee (or such other person), or, upon request, in the name of the Optionee (or such

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other person) and in the name of another in such form of joint ownership as requested by the Optionee (or such other person) pursuant to applicable state law.

          3.  Delivery and Registration of Shares of Common Stock. The Corporation's obligation to deliver shares of Common Stock hereunder shall, if the Committee so requests, be conditioned upon the Optionee's compliance with the terms and provisions of Section 9 of the Plan.

          4.  Nontransferability of This Option. This Option may not be assigned, encumbered, transferred, pledged or hypothecated except, (i) in the event of the death of the Optionee, by will or the applicable laws of descent and distribution, or (ii) pursuant to a "domestic relations order," as defined in Section 414(p)(1)(B) of the Code, or (iii) in a gift to any member of the Participant's immediate family or to a trust for the benefit of one or more of such immediate family members. During the lifetime of the Optionee, this Option shall be exercisable only by the Optionee or a person acting with the legal authority of the Optionee unless it has been transferred as permitted hereby, in which case it shall be exercisable only by such transferee. For the purpose of this Section 4, a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren. The provisions of this Option shall be binding upon, inure to the benefit of and be enforceable by the parties hereto, the successors and assigns of the Corporation and any person acting with the legal authority of the Optionee or to whom this Option is transferred in accordance with this Section 4.

          5.  Termination of Service or Death of the Optionee. Except as provided in this Section 5 and notwithstanding any other provision of this Option to the contrary, this Option shall be exercisable only if the Optionee has not incurred a Termination of Service at the time of such exercise.

          If the Optionee incurs a Termination of Service for any reason, excluding death and Termination of Service for Cause, the Optionee may, but only within the period of three months immediately succeeding such Termination of Service and in no event after the Expiration Date, exercise this Option to the extent the Optionee was entitled to exercise this Option on the date of Termination of Service. If the Optionee incurs a Termination of Service for Cause, all rights under this Option shall expire immediately upon the giving to the Optionee of notice of such termination.

          In the event of the death of the Optionee prior to the Optionee's Termination of Service or within three months thereafter, the person or persons to whom the Option has been transferred pursuant to Section 4 may, but only to the extent the Optionee was entitled to exercise this Option on the date of the Optionee's death, exercise this Option at any time within one year following the death of the Optionee, but in no event after the Expiration Date.

          Notwithstanding the foregoing, in the event that the Optionee is employed by the Corporation pursuant to a written employment agreement and such Optionee suffers an Involuntary Termination (as defined in the employment agreement) prior to the date that all of the Options granted to such Optionee pursuant to this Award Agreement become exercisable, then (a) the Optionee's unvested Options on the date of the Optionee's Termination of Service shall nevertheless become exercisable on the date immediately preceding the date of Involuntary Termination of the Optionee, and (b) all exercisable Options granted to such Optionee pursuant to this Award Agreement (inclusive of those described in subparagraph (a) of this paragraph when they become exercisable) may be exercised

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until (x) three months after the date on which all of the Options granted pursuant to this Award Agreement become exercisable or (y) if the Optionee dies prior to the expiration of the three month period set forth in subparagraph (x) of this paragraph, then by the person or persons to whom this Option has been transferred pursuant to Section 4 within one year after the Optionee's date of death, but in either case not later than the Expiration Date.

          Following the death of the Optionee, the Committee may, in its sole discretion, as an alternative means of settlement of this Option, elect to pay to the person to whom this Option is transferred pursuant to Section 4 the amount by which the Market Value per share of Common Stock on the date of exercise of this Option shall exceed the Exercise Price for each of the Option Shares, multiplied by the number of Option Shares with respect to which this Option is properly exercised. Any such settlement of this Option shall be considered an exercise of this Option for all purposes of this Option and of the Plan.

          6.  Adjustments for Changes in Capitalization of the Corporation. In the event of any change in the outstanding shares of Common Stock by reason of any recapitalization, stock split, reverse stock split, stock dividend, reorganization, consolidation, combination or exchange of shares, merger, or any other change in the corporate structure of the Corporation or in the shares of Common Stock, the number and class of shares covered by this Option and the Exercise Price shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

          7.  Effect of Merger or Other Reorganization. In the event of any merger, consolidation or combination of the Corporation with or into another corporation (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in the outstanding shares of Common Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Optionee shall have the right (subject to the provisions of the Plan and the limitations contained herein), thereafter and during the Exercise Period, to receive upon exercise of this Option an amount equal to the excess of the Market Value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a share of Common Stock over the Exercise Price, multiplied by the number of Option Shares with respect to which this Option shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

          8.  Stockholder Rights Not Granted by This Option. The Optionee is not entitled by virtue hereof to any rights of a stockholder of the Corporation or to notice of meetings of stockholders or to notice of any other proceedings of the Corporation.

          9.  Withholding Tax. Where the Optionee or another person is entitled to receive Option Shares pursuant to the exercise of this Option, the Corporation shall have the right to require the Optionee or such other person to pay to the Corporation the amount of any taxes which the Corporation or any of its Affiliates is required to withhold with respect to such Option Shares, or in lieu thereof, to retain, or sell without notice, a sufficient number of such shares to cover the amount required to be withheld, or, in lieu of any of the foregoing, to withhold a sufficient sum from the

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Optionee's compensation payable by the Corporation to satisfy the Corporation's tax withholding requirements.

          10.  Notices. All notices hereunder to the Corporation shall be delivered or mailed to it addressed to the Secretary of First Niles Financial, Inc., 55 N. Main Street, Niles, Ohio, 44446. Any notices hereunder to the Optionee shall be delivered personally or mailed to the Optionee's address noted below. Such addresses for the service of notices may be changed at any time provided written notice of the change is furnished in advance to the Corporation or to the Optionee, as the case may be.

          11.  Plan and Plan Interpretations as Controlling. This Option and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which are controlling. Capitalized terms used herein which are not defined in this Award Agreement shall have the meaning ascribed to such terms in the Plan. All determinations and interpretations made in the discretion of the Committee shall be final and conclusive upon the Optionee or his legal representatives with regard to any question arising hereunder or under the Plan.

          12.  Optionee Service. Nothing in this Option shall limit the right of the Corporation or any of its Affiliates to terminate the Optionee's service as a director, advisory director, or employee, or otherwise impose upon the Corporation or any of its Affiliates any obligation to employ or accept the services of the Optionee.

          13.  Amendment. The Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of this Award Agreement; provided, however, that the Committee may not amend, alter, suspend, discontinue or terminate any provision hereof which may adversely affect the Optionee without the Optionee's (or his legal representative's) written consent.

          14.  Optionee Acceptance. The Optionee shall signify his acceptance of the terms and conditions of this Option by signing in the space provided below and returning a signed copy hereof to the Corporation at the address set forth in Section 10 above.

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          IN WITNESS WHEREOF, the parties hereto have caused this Award Agreement to be executed as of the date first above written.

FIRST NILES FINANCIAL, INC.
By:
Its:
ACCEPTED:
(Signature)
(Street Address)
(City, State and Zip Code)

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FIRST NILES FINANCIAL, INC.

1999 STOCK OPTION AND INCENTIVE PLAN

NON-QUALIFIED STOCK OPTION AGREEMENT

NQSO NO. _______

          This Option is granted on ________________, _____ (the "Grant Date"), by First Niles Financial, Inc., a Delaware corporation (the "Corporation"), to _________________ (the "Optionee"), in accordance with the following terms and conditions:

          1.  Option Grant and Exercise Period. The Corporation hereby grants to the Optionee a Non-Qualified Stock Option ("Option") to purchase, pursuant to the First Niles Financial, Inc. 1999 Stock Option and Incentive Plan, as the same may be amended from time to time (the "Plan"), and upon the terms and conditions therein and hereinafter set forth, an aggregate of ______ shares (the "Option Shares") of the common stock of the Corporation ("Common Stock") at the price of $______ per share (the "Exercise Price"). A copy of the Plan, as currently in effect, is incorporated herein by reference and is attached to this Award Agreement.

          This Option shall be exercisable only during the period (the "Exercise Period") commencing on the dates set forth in Section 2 below, and ending at 5:00 p.m., Niles, Ohio time, on the date 15 years after the Grant Date, such later time and date being hereinafter referred to as the "Expiration Date," subject to earlier expiration in accordance with Section 5 in the event of a Termination of Service.

          2.  Method of Exercise of This Option. This Option may be exercised during the Exercise Period, with respect to not more than the cumulative number of Option Shares set forth below on or after the dates indicated, by giving written notice to the Corporation as hereinafter provided specifying the number of Option Shares to be purchased.

Cumulative Number of Option Shares Exercisable	Date

The notice of exercise of this Option shall be in the form prescribed by the Committee referred to in Section 3 of the Plan and directed to the address set forth in Section 11 below. The date of exercise is the date on which such notice is received by the Corporation. Such notice shall be accompanied by payment in full of the Exercise Price for the Option Shares to be purchased upon such exercise. Payment shall be made (i) in cash, which may be in the form of a check, money order, cashier's check or certified check, payable to the Corporation, or (ii) by delivering shares of Common Stock already owned by the Optionee having a Market Value equal to the Exercise Price, or (iii) a combination of cash and such shares. Promptly after such payment, subject to Section 3 below, the Corporation shall issue and deliver to the Optionee or other person exercising this Option a certificate or certificates representing the shares of Common Stock so purchased, registered in the name of the Optionee (or such other person), or, upon request, in the name of the Optionee (or such

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other person) and in the name of another in such form of joint ownership as requested by the Optionee (or such other person) pursuant to applicable state law.

          3.  Delivery and Registration of Shares of Common Stock. The Corporation's obligation to deliver shares of Common Stock hereunder shall, if the Committee so requests, be conditioned upon the Optionee's compliance with the terms and provisions of Section 10 of the Plan.

          4.  Nontransferability of This Option. This Option may not be assigned, encumbered, transferred, pledged or hypothecated except, (i) in the event of the death of the Optionee, by will or the applicable laws of descent and distribution, or (ii) pursuant to a "domestic relations order," as defined in Section 414(p)(1)(B) of the Code, or (iii) in a gift to any member of the Participant's immediate family or to a trust for the benefit of one or more of such immediate family members. During the lifetime of the Optionee, this Option shall be exercisable only by the Optionee or a person acting with the legal authority of the Optionee unless it has been transferred as permitted hereby, in which case it shall be exercisable only by such transferee. For the purpose of this Section 4, a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren. The provisions of this Option shall be binding upon, inure to the benefit of and be enforceable by the parties hereto, the successors and assigns of the Corporation and any person acting with the legal authority of the Optionee or to whom this Option is transferred in accordance with this Section 4.

          5.  Termination of Service or Death of the Optionee. Except as provided in this Section 5 and in Section 8 below, and notwithstanding any other provision of this Option to the contrary, this Option shall be exercisable only if the Optionee has not incurred a Termination of Service at the time of such exercise.

          If the Optionee incurs a Termination of Service for any reason excluding death and Termination of Service for Cause, the Optionee may, but only within the period of three months immediately succeeding such Termination of Service and in no event after the Expiration Date, exercise this Option to the extent the Optionee was entitled to exercise this Option on the date of Termination of Service. If the Optionee incurs a Termination of Service for Cause, all rights under this Option shall expire immediately upon the giving to the Optionee of notice of such termination, except as provided in Section 8 below.

          In the event of the death of the Optionee prior to the Optionee's Termination of Service or within three months thereafter, the person or persons to whom the Option has been transferred pursuant to Section 4 may, but only to the extent the Optionee was entitled to exercise this Option on the date of the Optionee's death, exercise this Option at any time within one year following the death of the Optionee, but in no event after the Expiration Date. Following the death of the Optionee, the Committee may, in its sole discretion, as an alternative means of settlement of this Option, elect to pay to the person to whom this Option is transferred pursuant to Section 4 the amount by which the Market Value per share of Common Stock on the date of exercise of this Option shall exceed the Exercise Price per Option Share, multiplied by the number of Option Shares with respect to which this Option is properly exercised. Any such settlement of this Option shall be considered an exercise of this Option for all purposes of this Option and of the Plan.

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          6.  Adjustments for Changes in Capitalization of the Corporation. In the event of any change in the outstanding shares of Common Stock by reason of any recapitalization, stock split, reverse stock split, stock dividend, reorganization, consolidation, combination or exchange of shares, merger, or any other change in the corporate structure of the Corporation or in the shares of Common Stock, the number and class of shares covered by this Option and the Exercise Price shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

          7.  Effect of Merger or Other Reorganization. In the event of any merger, consolidation or combination of the Corporation with or into another corporation (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in the outstanding shares of Common Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Optionee shall have the right (subject to the provisions of the Plan and the limitations contained herein), thereafter and during the Exercise Period, to receive upon exercise of this Option an amount equal to the excess of the Market Value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a share of Common Stock over the Exercise Price, multiplied by the number of Option Shares with respect to which this Option shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

          8.  Effect of Change of Control.  If a tender offer or exchange offer for shares of First Niles Financial, Inc. (other than such an offer by the Corporation) is commenced, or if a Change in Control shall occur, and the Optionee thereafter incurs a Termination of Service for any reason whatsoever, this Option shall (to the extent it is not then exercisable) become exercisable in full upon the happening of such events; provided, however, that this Option shall not become exercisable to the extent that it has previously been exercised or otherwise terminated.

          For purposes this agreement, each of the following events shall be deemed a "Change of Control," as follows:

          (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the Corporation may be cast;

          (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board of Directors of the Corporation; or

          (iii) the stockholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all the assets of the Corporation.

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          9.  Stockholder Rights Not Granted by This Option. The Optionee is not entitled by virtue hereof to any rights of a stockholder of the Corporation or to notice of meetings of stockholders or to notice of any other proceedings of the Corporation.

          10.  Withholding Tax. Where the Optionee or another person is entitled to receive Option Shares pursuant to the exercise of this Option, the Corporation shall have the right to require the Optionee or such other person to pay to the Corporation the amount of any taxes which the Corporation or any of its Affiliates is required to withhold with respect to such Option Shares, or in lieu thereof, to retain, or sell without notice, a sufficient number of such shares to cover the amount required to be withheld, or, in lieu of any of the foregoing, to withhold a sufficient sum from the Optionee's compensation payable by the Corporation to satisfy the Corporation's tax withholding requirements.

          11.  Notices. All notices hereunder to the Corporation shall be delivered or mailed to it addressed to the Secretary of First Niles Financial, Inc., 55 N. Main Street, Niles, Ohio, 44446. Any notices hereunder to the Optionee shall be delivered personally or mailed to the Optionee's address noted below. Such addresses for the service of notices may be changed at any time provided written notice of the change is furnished in advance to the Corporation or to the Optionee, as the case may be.

          12.  Plan and Plan Interpretations as Controlling. This Option and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which are controlling. Capitalized terms used herein which are not defined in this Award Agreement shall have the meaning ascribed to such terms in the Plan. All determinations and interpretations made in the discretion of the Committee shall be final and conclusive upon the Optionee or his legal representatives with regard to any question arising hereunder or under the Plan.

          13.  Optionee Service. Nothing in this Option shall limit the right of the Corporation or any of its Affiliates to terminate the Optionee's service as a director, advisory director, or employee, or otherwise impose upon the Corporation or any of its Affiliates any obligation to employ or accept the services of the Optionee.

          14.  Amendment. The Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of this Award Agreement; provided, however, that the Committee may not amend, alter, suspend, discontinue or terminate any provision hereof which may adversely affect the Optionee without the Optionee's (or his legal representative's) written consent.

          15.  Optionee Acceptance. The Optionee shall signify his acceptance of the terms and conditions of this Option by signing in the space provided below and returning a signed copy hereof to the Corporation at the address set forth in Section 11 above.

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          IN WITNESS WHEREOF, the parties hereto have caused this Award Agreement to be executed as of the date first above written.

FIRST NILES FINANCIAL, INC.
By:
Its:
ACCEPTED:
(Signature)
(Street Address)
(City, State and Zip Code)

ISO-5
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FIRST NILES FINANCIAL, INC.

1999 RECOGNITION AND RETENTION PLAN

RESTRICTED STOCK AGREEMENT

RS No. _____

          Shares of Restricted Stock are hereby awarded on ___________, ____, by First Niles Financial, Inc., a Delaware corporation (the "Corporation"), to ______________ (the "Grantee"), in accordance with the following terms and conditions:

          1.  Share Award. The Corporation hereby awards to the Grantee ______ shares ("Shares") of common stock of the Corporation ("Common Stock") pursuant to the First Niles Financial, Inc. 1999 Recognition and Retention Plan, as the same may be amended from time to time (the "Plan"), and upon the terms and conditions and subject to the restrictions therein and hereinafter set forth. A copy of the Plan, as currently in effect, is incorporated herein by reference and is attached hereto.

          2.  Restrictions on Transfer and Restricted Period. During the period (the "Restricted Period") commencing on the date of this Award Agreement and terminating on ____________, ____, Shares with respect to which the Restricted Period has not lapsed may not be sold, assigned, transferred, pledged, or otherwise encumbered by the Grantee except, in the event of the death of the Grantee, by will or the laws of descent and distribution or pursuant to a "domestic relations order," as defined in Section 414(p)(1)(B) the Code, or as hereinafter provided. Shares with respect to which the Restricted Period has lapsed shall sometimes be referred to herein as "Vested."

          Shares shall become Vested in accordance with the following schedule.

Date of Vesting	Number of Shares Vested

The Committee referred to in Section 3 of the Plan shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any Shares or to remove any or all of such restrictions, whenever the Committee may determine that such action is appropriate by reason of changes in applicable tax or other laws, changes in circumstances occurring after the commencement of the Restricted Period, or any other reason.

          3.  Termination of Service. Except as provided below, if the Grantee incurs a Termination of Service for any reason (other than death or disability), all Shares which are not Vested at the time of such Termination of Service shall upon such Termination of Service be forfeited to the Corporation. If the Grantee incurs a Termination of Service by reason of death or disability, all Shares awarded pursuant to this Award Agreement shall become Vested at the time of such termination, and the Shares shall not thereafter be forfeited.

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          Notwithstanding the foregoing, if the Grantee is employed by the Corporation pursuant to a written employment agreement and such Grantee suffers an Involuntary Termination (as defined in the employment agreement) prior to the date that all Shares granted to such Grantee pursuant to this Restricted Stock Agreement become Vested, then all unvested Shares awarded hereunder shall become Vested on the date immediately preceding the date of Involuntary Termination of the Grantee.

          4.  Certificates for the Shares. The Corporation shall issue _____ [same as number of vesting periods] certificates in respect of the Shares in the name of the Grantee, and shall hold such certificates for the benefit of the Grantee until the Shares represented thereby become Vested. Such certificates shall bear the following legend:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the First Niles Financial, Inc. 1999 Recognition and Retention Plan. Copies of such Plan are on file in the office of the Secretary of First Niles Financial, Inc., 55 N. Main Street, Niles, Ohio 44446.

          The Grantee further agrees that simultaneously with the execution of this Award Agreement, the Grantee shall execute stock powers in favor of the Corporation with respect to the Shares and that the Grantee shall promptly deliver such stock powers to the Corporation.

          5.  Grantee's Rights. Subject to all limitations provided herein, the Grantee, as owner of the Shares, shall have all the rights of a stockholder, including, but not limited to, the right to receive all dividends paid on the Shares and the right to vote such Shares.

          6.  Expiration of Restricted Period. Upon the lapse or expiration of the Restricted Period with respect to a portion of the Shares, the Corporation shall deliver to the Grantee (or in the case of a deceased Grantee, to his legal representative) the certificate in respect of such Shares and the related stock power held by the Corporation pursuant to Section 4 above. The Shares as to which the Restricted Period shall have lapsed or expired shall be free of the restrictions referred to in Section 2 above, and such certificate shall not bear the legend provided for in Section 4 above.

          7.  Adjustments for Changes in Capitalization of the Corporation. In the event of any change in the outstanding shares of Common Stock by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, or any change in the corporate structure of the Corporation or in the shares of Common Stock, the number and class of shares covered by this Award Agreement shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of Common Stock or other securities received, as a result of the foregoing, by the Grantee with respect to Shares subject to the restrictions contained in Section 2 above shall also be subject to such restrictions, and the certificate or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Corporation in the manner provided in Section 4 above. The Grantee shall execute stock powers in favor of the Corporation with respect to such shares received by the Grantee.

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          8.  Delivery and Registration of Shares of Common Stock. The Corporation's obligation to deliver shares of Common Stock hereunder shall, if the Committee so requests, be conditioned upon the Grantee's compliance with the terms and provisions of Section 9 of the Plan.

          9.  Plan and Plan Interpretations as Controlling. The Shares hereby awarded and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which are controlling. Capitalized terms used herein which are not defined in this Award Agreement shall have the meaning ascribed to such terms in the Plan. All determinations and interpretations made in the discretion of the Committee shall be binding and conclusive upon the Grantee or his legal representatives with regard to any question arising hereunder or under the Plan.

          10.  Grantee Service. Nothing in this Award Agreement shall limit the right of the Corporation or any of its Affiliates to terminate the Grantee's service as a director, advisory director, or employee, or otherwise impose upon the Corporation or any of its Affiliates any obligation to employ or accept the services of the Grantee.

          11.  Withholding Tax. Upon the termination of the Restricted Period with respect to any Shares (or at any such earlier time, if any, that an election is made by the Grantee under Section 83(b) of the Code, or any successor thereto), the Corporation may withhold from any payment or distribution made under the Plan sufficient Shares to cover any applicable withholding and employment taxes. The Corporation shall have the right to deduct from all dividends paid with respect to Shares the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments.

          12.  Amendment. The Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of this Award Agreement; provided, however, that the Committee may not amend, alter, suspend, discontinue or terminate any provision hereof which may adversely affect the Grantee without the Grantee's (or his legal representative's) written consent.

          13.  Grantee Acceptance. The Grantee shall signify his acceptance of the terms and conditions of this Award Agreement by signing in the space provided below, by signing the attached stock powers, and by returning a signed copy hereof and of the attached stock powers to the Corporation.

RS-3
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          IN WITNESS WHEREOF, the parties hereto have caused this Award Agreement to be executed as of the date first above written.

FIRST NILES FINANCIAL, INC.
By:
Its:
ACCEPTED:
(Signature)
(Street Address)
(City, State and Zip Code)

RS-4
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STOCK POWER

          For value received, I hereby sell, assign, and transfer to First Niles Financial, Inc. (the "Corporation") _____ shares of the capital stock of the Corporation, standing in my name on the books and records of the aforesaid Corporation, represented by Certificate No. _________, and do hereby irrevocably constitute and appoint the Secretary of the Corporation attorney, with full power of substitution, to transfer this stock on the books and records of the aforesaid Corporation.

Dated: In the presence of:

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FIRST NILES FINANCIAL, INC.

1999 RECOGNITION AND RETENTION PLAN

RESTRICTED STOCK AGREEMENT

RS No. ______

          Shares of Restricted Stock are hereby awarded on ___________, ____, by First Niles Financial, Inc., a Delaware corporation (the "Corporation"), to ______________ (the "Grantee"), in accordance with the following terms and conditions:

          1.  Share Award. The Corporation hereby awards to the Grantee ______ shares ("Shares") of common stock of the Corporation ("Common Stock") pursuant to the First Niles Financial, Inc. 1999 Recognition and Retention Plan, as the same may be amended from time to time (the "Plan"), and upon the terms and conditions and subject to the restrictions therein and hereinafter set forth. A copy of the Plan, as currently in effect, is incorporated herein by reference and is attached hereto.

          2.  Restrictions on Transfer and Restricted Period. During the period (the "Restricted Period") commencing on the date of this Award Agreement and terminating on ____________, ____, Shares with respect to which the Restricted Period has not lapsed may not be sold, assigned, transferred, pledged, or otherwise encumbered by the Grantee except, in the event of the death of the Grantee, by will or the laws of descent and distribution or pursuant to a "domestic relations order," as defined in Section 414(p)(1)(B) the Code, or as hereinafter provided. Shares with respect to which the Restricted Period has lapsed shall sometimes be referred to herein as "Vested."

          Shares shall become Vested in accordance with the following schedule.

Date of Vesting	Number of Shares Vested

The Committee referred to in Section 3 of the Plan shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any Shares or to remove any or all of such restrictions, whenever the Committee may determine that such action is appropriate by reason of changes in applicable tax or other laws, changes in circumstances occurring after the commencement of the Restricted Period, or any other reason.

          3.  Termination of Service. Except as provided in Section 8 below, if the Grantee incurs a Termination of Service for any reason (other than death or disability), all Shares which are not Vested at the time of such Termination of Service shall upon such Termination of Service be forfeited to the Corporation. If the Grantee incurs a Termination of Service by reason of death or disability, all Shares awarded pursuant to this Award Agreement shall become Vested at the time of such termination, and the Shares shall not thereafter be forfeited.

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          4.  Certificates for the Shares. The Corporation shall issue _____ [same as number of vesting periods] certificates in respect of the Shares in the name of the Grantee, and shall hold such certificates for the benefit of the Grantee until the Shares represented thereby become Vested. Such certificates shall bear the following legend:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the First Niles Financial, Inc. 1999 Recognition and Retention Plan. Copies of such Plan are on file in the office of the Secretary of First Niles Financial, Inc., 55 N. Main Street, Niles, Ohio 44446.

          The Grantee further agrees that simultaneously with the execution of this Award Agreement, the Grantee shall execute stock powers in favor of the Corporation with respect to the Shares and that the Grantee shall promptly deliver such stock powers to the Corporation.

          5.  Grantee's Rights. Subject to all limitations provided herein, the Grantee, as owner of the Shares, shall have all the rights of a stockholder, including, but not limited to, the right to receive all dividends paid on the Shares and the right to vote such Shares.

          6.  Expiration of Restricted Period. Upon the lapse or expiration of the Restricted Period with respect to a portion of the Shares, the Corporation shall deliver to the Grantee (or in the case of a deceased Grantee, to his legal representative) the certificate in respect of such Shares and the related stock power held by the Corporation pursuant to Section 4 above. The Shares as to which the Restricted Period shall have lapsed or expired shall be free of the restrictions referred to in Section 2 above, and such certificate shall not bear the legend provided for in Section 4 above.

          7.  Adjustments for Changes in Capitalization of the Corporation. In the event of any change in the outstanding shares of Common Stock by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, or any change in the corporate structure of the Corporation or in the shares of Common Stock, the number and class of shares covered by this Award Agreement shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of Common Stock or other securities received, as a result of the foregoing, by the Grantee with respect to Shares subject to the restrictions contained in Section 2 above shall also be subject to such restrictions, and the certificate or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Corporation in the manner provided in Section 4 above. The Grantee shall execute stock powers in favor of the Corporation with respect to such shares received by the Grantee.

          8.  Effect of Change in Control.  If a tender offer or exchange offer for shares of First Niles Financial, Inc. (other than such an offer by the Corporation) is commenced, or if a Change in Control shall occur, and the Grantee thereafter incurs a Termination of Service for any reason whatsoever, all previously unvested Shares shall Vest in full upon the happening of such events; provided, however, that no Shares which have previously been forfeited shall thereafter become Vested.

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          For purposes this agreement, each of the following events shall be deemed a "Change of Control," as follows:

          (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the Corporation may be cast;

          (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board of Directors of the Corporation; or

          (iii) the stockholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all the assets of the Corporation.

          9.  Delivery and Registration of Shares of Common Stock. The Corporation's obligation to deliver shares of Common Stock hereunder shall, if the Committee so requests, be conditioned upon the Grantee's compliance with the terms and provisions of Section 10 of the Plan.

          10.  Plan and Plan Interpretations as Controlling. The Shares hereby awarded and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which are controlling. Capitalized terms used herein which are not defined in this Award Agreement shall have the meaning ascribed to such terms in the Plan. All determinations and interpretations made in the discretion of the Committee shall be binding and conclusive upon the Grantee or his legal representatives with regard to any question arising hereunder or under the Plan.

          11.  Grantee Service. Nothing in this Award Agreement shall limit the right of the Corporation or any of its Affiliates to terminate the Grantee's service as a director, advisory director, or employee, or otherwise impose upon the Corporation or any of its Affiliates any obligation to employ or accept the services of the Grantee.

          12.  Withholding Tax. Upon the termination of the Restricted Period with respect to any Shares (or at any such earlier time, if any, that an election is made by the Grantee under Section 83(b) of the Code, or any successor thereto), the Corporation may withhold from any payment or distribution made under the Plan sufficient Shares to cover any applicable withholding and employment taxes. The Corporation shall have the right to deduct from all dividends paid with respect to Shares the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments.

          13.  Amendment. The Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of this Award Agreement; provided, however, that the Committee may not amend, alter, suspend, discontinue or terminate any provision hereof which may adversely affect the Grantee without the Grantee's (or his legal representative's) written consent.

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          14.  Grantee Acceptance. The Grantee shall signify his acceptance of the terms and conditions of this Award Agreement by signing in the space provided below, by signing the attached stock powers, and by returning a signed copy hereof and of the attached stock powers to the Corporation.

          IN WITNESS WHEREOF, the parties hereto have caused this Award Agreement to be executed as of the date first above written.

FIRST NILES FINANCIAL, INC.
By:
Its:
ACCEPTED:
(Signature)
(Street Address)
(City, State and Zip Code)

RS-4
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STOCK POWER

          For value received, I hereby sell, assign, and transfer to First Niles Financial, Inc. (the "Corporation") _____ shares of the capital stock of the Corporation, standing in my name on the books and records of the aforesaid Corporation, represented by Certificate No. _________, and do hereby irrevocably constitute and appoint the Secretary of the Corporation attorney, with full power of substitution, to transfer this stock on the books and records of the aforesaid Corporation.

Dated: In the presence of:

SP-1